UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-27026	77-0254621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1545 Barber Lane, Milpitas, California		95035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 847-8600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 26, 2015, Pericom delivered a letter to Montage Technology Group Limited (“Montage”) notifying Montage that the Pericom Board of Directors unanimously rejected the unsolicited revised acquisition offer that Pericom received from Montage on September 30, 2015 and issued a press release announcing such rejection. Copies of the letter and press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference in their entirety.

Additional Information and Where to Find It

In connection with its proposed acquisition by Diodes Inc. (“Diodes”), Pericom Semiconductor Corporation (“Pericom” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. A definitive proxy statement has not been filed with the SEC or otherwise made available. Pericom intends to mail the definitive proxy statement to the shareholders of the Company when it becomes available. BEFORE MAKING ANY VOTING DECISION, PERICOM’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Pericom with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Pericom by contacting Pericom’s Investor Relations by telephone at (408) 232-9100, or by mail to Investor Relations Department, Pericom Semiconductor Corporation, 1545 Barber Lane, Milpitas, California 95035 or by going to Pericom’s Investor Relations page on its corporate website at www.pericom.com.

Participants in the Solicitation

Pericom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Pericom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein were included in the preliminary proxy statement described above and will be included in the definitive proxy statement when available. Additional information regarding the directors and executive officers of Pericom is included in the amendment to the 10-K, which was filed with the SEC on October 14, 2015, and is supplemented by other public filings made, and to be made, with the SEC by Pericom.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning the offers from Montage including whether the revised unsolicited offer from Montage constitutes or is reasonably expected to constitute a superior proposal, the outcome of any discussions or negotiations with respect to such offer, and the anticipated timing and likelihood of a closing of, and the risks associated with, a merger transaction with Montage or Diodes, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include the outcome of any discussions or negotiations, the outcome of any existing or future litigation involving the acquisition transaction or other matters or other risks listed from time to time in Pericom’s filings with the SEC, including its filings on Forms 10-K, 10-Q and 8-K, and any amendments thereto, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Pericom assumes no obligation to update any forward-looking statement contained in this document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Letter delivered to Montage Technology Group Limited by Pericom Semiconductor Corporation, dated October 26, 2015

99.2	Press Release, issued by Pericom Semiconductor Corporation, dated October 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

Dated: October 26, 2015	/s/ Kevin S. Bauer
Name: Kevin S. Bauer
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Letter delivered to Montage Technology Group Limited by Pericom Semiconductor Corporation, dated October 26, 2015

99.2	Press Release, issued by Pericom Semiconductor Corporation, dated October 26, 2015